                          FORBEARANCE AGREEMENT

          This Forbearance Agreement ("FORBEARANCE AGREEMENT") is entered into as of August 11, 1999 by and among 312 CERTIFICATE COMPANY, a bankruptcy-remote Delaware corporation (the "ISSUER"), INTEGRITY CAPITAL ADVISORS, INC., a Delaware corporation (the "PORTFOLIO MANAGER"), INTEGRITY LIFE INSURANCE COMPANY, an Ohio stock insurance corporation (the "SWAP PROVIDER"), INTERNATIONAL SECURITIZATION CORPORATION, a bankruptcy-remote Delaware corporation ("ISC"), each of the LIQUIDITY BANKS whose names appear on the signature pages hereto, THE FIRST NATIONAL BANK OF CHICAGO ("FNBC"), as the sole "Letter of Credit Bank" party to the Letter of Credit Agreement and as agent (the "AGENT") for the Certificateholders.

                          WITNESSETH:

          WHEREAS, the Issuer, ISC and the Agent are parties to that certain Face Amount Certificate Agreement dated as of April 24, 1998 among the Issuer, ISC and the Agent, as amended by an Amendment No. 1, dated as of April 21, 1999 (as amended, and as the same may be amended, restated, supplemented or otherwise modified from time to time, the "FACE AMOUNT CERTIFICATE AGREEMENT");

          WHEREAS, the senior short-term claims paying ability of the Swap Provider has ceased to be rated A-1 or better by Standard & Poor's and D-1 or better by Duff & Phelps Credit Rating Co., and such event constitutes an Amortization Event and a Liquidation Event (the "SPECIFIED DEFAULT");

          WHEREAS, as a result of such Specified Default and pursuant to the Face Amount Certificate Agreement and the other Transaction Documents, the Agent and the Certificateholders are entitled immediately to enforce certain rights and remedies against the Issuer and with respect to the Portfolio, including, without limitation, the right to require the liquidation of the Portfolio; and

          WHEREAS, the Issuer has requested that the Agent and the Certificateholders agree and, subject to the terms and conditions of this Forbearance Agreement, the Agent and the Certificateholders party hereto have agreed to forbear from demanding immediate liquidation of the Portfolio and enforcing their security interests in and liens against the Pledged Collateral during the period commencing on the date hereof and ending on the Forbearance Termination Date (the "FORBEARANCE PERIOD").

          NOW, THEREFORE, the Issuer, the Portfolio Manager, the Swap Provider, the Agent and the Certificateholders party hereto hereby agree as follows:

          1. Capitalized terms used in this Forbearance Agreement which are not otherwise defined herein, shall have the meanings given such terms in the Face Amount Certificate Agreement. For purposes of this Forbearance Agreement, the following capitalized terms shall have the meanings set forth below:

          "FORBEARANCE TERMINATION DATE" means the earliest to occur of (i) April 20, 2000; (ii) an Amortization Event other than the Specified Default;
(iii) the Swap Provider's failure to pay any indebtedness, including, without limitation, net liabilities under interest rate swap, exchange or cap agreements, in excess of $5,000,000, individually or in the aggregate, when due, or default in the performance of any term, provision or condition contained in any agreement under which any such indebtedness was created or is governed, the effect of which is to cause, or to permit the holder or holders of such Indebtedness to cause, such indebtedness to become due prior to its stated maturity, or any indebtedness, including, without limitation, net liabilities under interest rate swap, exchange or cap agreements, of the Swap Provider in excess of the $5,000,000, individually or in the aggregate, shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof; (iv) the Issuer, the Portfolio Manager, the Swap Provider or any agent of any of the foregoing fails to perform any obligation, or shall breach any covenant or other agreement, under this Forbearance Agreement; (v) a Swap Guaranty, executed by a Guaranty Party, shall not be delivered to the Agent on or before August 25, 1999; (vi) a Replacement Total Return Swap, executed by a counterparty which satisfies the definition of a Guaranty Party, shall not be delivered to the Agent on or before September 30, 1999; (vii) the party to the Swap Guaranty or the Replacement Total Return Swap shall fail, at any time, to satisfy clause (i) of the definition of Guaranty Party; (viii) a letter of intent to close the Proposed Transaction is not delivered by a Proposed Purchaser to the Agent on or before August 25, 1999; or (ix) the Proposed Transaction is not consummated by a Proposed Purchaser on or before January 15, 2000.

          "GUARANTY PARTY" means a corporation or other entity which (i) has its senior long-term claims paying ability rated AA- or better by Standard & Poor's and either (x) Aa3 or better by Moody's Investors Service, Inc. or (y) A or better by A.M. Best & Co. and (ii) is otherwise acceptable to the Agent, ISC and each of the Liquidity Banks.

          "HOLDING COMPANY" means ARM Financial Group, Inc., a Delaware corporation.

          "PROPOSED PURCHASER" means a corporation or other entity which has its senior long-term claims paying ability rated AA- or better by Standard & Poor's and either (x) Aa3 or better by Moody's Investors Service, Inc. or (y) A or better by A.M. Best & Co.

          "PROPOSED TRANSACTION" means the purchase by a Proposed Purchaser of one hundred percent (100%) of the capital stock of the Holding Company.

          "REPLACEMENT TOTAL RETURN SWAP" means a total return swap, executed by a Guaranty Party, having terms and conditions substantially similar to the Swap Agreement and otherwise acceptable to the Agent, ISC and each of the Liquidity Banks.

          "SWAP GUARANTY" means an unconditional and irrevocable guaranty, executed by a Guaranty Party, of all obligations of the Swap Provider under the Swap Agreement containing such waivers of defenses and other terms and conditions as may be acceptable to the Agent.

          2. The recitals set forth above by this reference hereto are hereby incorporated into this Forbearance Agreement. Without limiting the foregoing, the Issuer hereby acknowledges that (i) the Specified Default has occurred and is continuing under the terms of the Face Amount Certificate Agreement and has not been waived or cured, (ii) the Agent and the Certificateholders have the right to enforce immediately their rights and remedies under the Face Amount Certificate Agreement and the other Transaction Documents, to refuse to make any further Installment Purchases and to enforce immediately its security interests in and liens on the Pledged Collateral and (iii) the Agent's and the Certificateholders' execution of this Forbearance Agreement shall not constitute a novation, refinancing, discharge, extinguishment or refunding nor is it to be construed as a release, waiver or modification of any of the terms, conditions, representations, warranties, covenants, rights or remedies set forth in the Face Amount Certificate Agreement or any of the other Transaction Documents, except as expressly provided herein.

          3. The Agent and the Certificateholders will not, during the Forbearance Period, exercise those rights afforded to the Agent and the Certificateholders under the Face Amount Certificate Agreement, the Transaction Documents and applicable law to: (a) remove the Portfolio Manager pursuant to Section 13(b) of the Investment Management Agreement, (b) other than as described in Section 4(a) below, increase the Earned Yield payable with respect to the Invested Amount to a rate equal to the Base Rate plus 2.0%, (c) deliver a "Notice of Exclusive Control" under and as defined in the Control Agreement, or (d) immediately enforce its security interests in or liens against the Pledged Collateral.

          4. Notwithstanding the provisions of paragraph 3 above, during the Forbearance Period:

          (a) As additional Earned Yield payable under the Face Amount Certificate Agreement, the Issuer shall pay to FNBC, in its capacity as Letter of Credit Bank, those fees described in, and on the dates provided for in, that certain fee letter executed by the Issuer and the Swap Provider on the date hereof. Notwithstanding the provisions of clause (ii) of the definition of Earned Yield, in the event that any portion of the Invested Amount is held on the books and records of the Agent by the Liquidity Banks (x) during the period beginning on the date hereof and ending on the date a Replacement Total Return Swap, executed by a counterparty which satisfies the definition of a Guaranty Party, is delivered to the Agent or (y) on or after the occurrence of the Forbearance Termination Date, the amount of Earned Yield payable pursuant to such clause (ii) shall equal the product of (x) the average outstanding Invested Amount held on the books and records of the Agent by the Liquidity Banks for the applicable period during which Earned Yield accrues times (y) the Base Rate, plus 2.0% per annum.

          (b) Notwithstanding the provisions of Section 9(a) of the Face Amount Certificate Agreement, all Cashflow shall, on each Business Day, be paid to, held and applied by the Custodian, for the benefit of the Certificateholders in the manner described in paragraph 4(c), to reduce the Invested Amount in accordance with the payment priorities set forth in the Investment Management Agreement until such Invested Amount and the other obligations hereunder are reduced to zero, and no Installment Purchases shall be made on or after the date hereof.

          (c) Notwithstanding the provisions of Section 5(a) of the Investment Management Agreement, on the second Business Day of each week, the Portfolio Manager shall apply, or instruct the Custodian in writing to apply, all Cashflow received during the previous week as if such Business Day is a Settlement Date occurring during the Amortization Period in accordance with the terms of clause (b) of such Section 5; PROVIDED, HOWEVER, that if such Cashflow not previously remitted to the Agent exceeds $500,000 at any time, then all such Cashflow shall be immediately remitted to the Agent. In addition, all payments made to the Agent pursuant to Sections 5(b)(4), (5) and (6) shall be made no later than 11:00 a.m. (Chicago time) on the applicable Business Day, and any payments received thereafter shall be deemed to be received by the Agent on the next succeeding Business Day.

          (d) Notwithstanding the provisions of Section 7(h) of the Investment Management Agreement, the Portfolio Manager shall not arrange for the Issuer to acquire any Security, and the Issuer shall not enter into, or become bound to acquire any Security on or after the date hereof.

          (e) On the first Business Day of each week, the Portfolio Manager shall deliver, or cause to be delivered by BlackRock Financial Management, Inc. (for so long as BlackRock Financial Management, Inc.
     is acting as the investment sub-Portfolio Manager pursuant to the terms of that certain Investment Manager Agreement between ARM Financial Group, Inc. and BlackRock Financial Management, Inc. dated as of March 9, 1999, as amended), to the Agent a report listing the Securities in the Portfolio and their Fair Market Value as of the close of business on the Business Day immediately preceding the last Business Day of the week preceding the delivery of such report; PROVIDED, HOWEVER, that such report shall be delivered more frequently if so reasonably requested by the Agent.

          5. Upon the occurrence of the Forbearance Termination Date, a Liquidation Event shall be deemed to have occurred and the Amortization
Period shall immediately commence without notice of any kind from the Agent and the Certificateholders, and the Agent and the Certificateholders shall have the right to immediately commence enforcement of all of their rights and remedies under the Face Amount Certificate Agreement, the other Transaction Documents and applicable law. The parties hereto agree that after the deemed occurrence of a Liquidation Event or the commencement of an Amortization Period in accordance with this Section 5, no amendment, waiver, forbearance or similar agreement by or on behalf of ISC, the Certificateholders, the Agent for the Certificateholders or the Liquidity Agent shall be effected without the consent of each of those Liquidity Banks then holding an interest in a Certificate or obligated to make a purchase under the Liquidity Agreement, if the result is to rescind such Liquidation Event or Amortization Period or otherwise modify the terms of the Transaction Documents relating to Liquidation Events or the Amortization Period or the consequences thereof.

          6.   Effective as of the date hereof,

          (a) The definition of "Party A Floating Amount" set forth in Section 2.B. of the confirmation to the Swap Agreement is hereby amended and restated in its entirety as follows:

          Party A Floating Amount:     (a) If the ratio, expressed as a
                                       percentage and determined as of the
                                       preceding Business Day (such percentage, the "Value Percentage"), of (i) the sum of the aggregate Fair Market Value of the Portfolio on such date plus any free cash balances on deposit in the Custodial
                                       Account on such date, to (ii) the
                                       outstanding "Invested Amount" under and
                                       as defined in the Face Amount Certificate
                                       Agreement on such date, is less than
                                       100%, then an amount equal to the
                                       "Shortfall Amount" under and as defined
                                       in the Investment Management Agreement,
                                       or (b) if the Value Percentage is greater than or equal to 100%, then zero;
                                       PROVIDED, HOWEVER, that the references
                                       to "100%" in this definition shall be
                                       "98.5%" until the earlier to occur of (i) a Forbearance Termination Date or (ii) the delivery of a Replacement Total
                                       Return Swap to the Agent executed by a
                                       counterparty that satisfies the
                                       definition of a Guaranty Party.

                                       PROVIDED, HOWEVER, that the Party A
                                       Floating Payment Dates and the Party A
                                       Floating Amount described above are
                                       subject to Section 3 below.

          (b) The definition of "Shortfall Amount" set forth in Section 1 of the Investment Management Agreement is hereby amended and restated in its entirety as follows:

               "SHORTFALL AMOUNT" means, on any date, the positive difference, if any, of (i) the product of 100% times the outstanding Invested Amount on such date, MINUS (ii) the sum of the aggregate Fair Market Value of all Securities and Short-Term Investments owned by the Issuer on such date on deposit in the Custodial Account plus any free cash balance in the Custodial Account on such date; PROVIDED, HOWEVER, that the reference herein to "100%" in this definition shall be "98.5%" until the earlier to occur of (i) a Forbearance Termination Date or (ii) the delivery of a Replacement Total Return Swap to the Agent executed by a counterparty that satisfies the definition of a Guaranty Party.

          (c) Each of ISC, the Liquidity Banks, FNBC and the Agent are express third party beneficiaries of the Swap Agreement.

          (d) Capitalized terms defined herein and used in paragraph 6(a) and 6(b) shall have the meanings described herein.

          7. THIS FORBEARANCE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF ILLINOIS, WITHOUT REGARD TO ANY CONFLICT OF LAW PRINCIPLES.

          8. Except as specifically set forth in this Forbearance Agreement, the Face Amount Certificate Agreement and the other Transaction Documents, shall remain in full force and effect and are hereby ratified and confirmed. Nothing herein shall constitute a waiver by the Agent or any Certificateholder, or otherwise entitle the Issuer, the Portfolio Manager or the Swap Provider to a waiver, of any existing or hereafter arising Amortization Event (including, without limitation, the Specified Default) nor shall the Agent's or any Certificateholder's execution and delivery of this Forbearance Agreement establish a course of dealing among the Agent or any Certificateholder and the Issuer, the Portfolio Manager or the Swap Provider or in any other way obligate the Agent or any Certificateholder to hereafter provide any waiver or further time for payment prior to the enforcement of their security or to provide any other financial accommodations to or on behalf of the Issuer, the Portfolio Manager or the Swap Provider.

          9. This Forbearance Agreement shall become effective and be deemed effective as of the date hereof, if and only if:

          (a) the Agent shall have received two (2) copies of this Forbearance Agreement executed by the Issuer, the Portfolio Manager, the Swap Provider, the Agent, ISC, the Letter of Credit Bank and all of the Liquidity Banks together with opinions of counsel for the Issuer, the Portfolio Manager and the Swap Provider in form and substance acceptable to the Agent;

          (b) other than the Specified Default, no Amortization Event or any other event which, with the passage of time or the giving of notice, or both, would constitute an Amortization Event shall have occurred and be continuing or shall result from the execution of this Forbearance Agreement;

          (c) the legal fees and expenses referred to in paragraph 12 below that have accrued through the date of this Agreement shall be paid to the Agent; and

          (d) any Shortfall Amount, calculated as of the date of this Agreement, shall be paid to the Agent for reduction of the Invested Amount.

          10. This Forbearance Agreement may be executed in one or more counterparts, each of which shall be considered an original counterpart, and shall become a binding agreement when the Issuer, the Portfolio Manager, the Swap Provider, the Agent, ISC, the sole Letter of Credit Bank and the Required Liquidity Providers have each executed one counterpart. Each of the parties hereto agrees that a signature transmitted to the Agent or its counsel by facsimile transmission shall be effective to bind the party so transmitting its signature.

          11. This Forbearance Agreement contains the entire understanding of the parties hereto with regard to the subject matter contained herein. This Forbearance Agreement supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Forbearance Agreement, all of which have become merged and finally integrated into this Forbearance Agreement. Each of the parties understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Forbearance Agreement, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Forbearance Agreement not included or referred to herein and not reflected by a writing included or referred to herein. Any single or partial exercise of any right under this Forbearance Agreement shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of this Forbearance Agreement whatsoever shall be valid unless in writing signed by the Agent and the Certificateholders party hereto, and then only to the extent in such writing specifically set forth. All remedies contained in this Forbearance Agreement or by law afforded shall be cumulative and all shall be available to the Agent and the Certificateholders until the Invested Amount and the other obligations under the Face Amount Certificate Agreement have been reduced to zero. The failure of any party to enforce at any time any provision of this Forbearance Agreement shall not be construed to be a waiver of such provisions, nor in any way to affect the validity of this Forbearance Agreement or any part hereof or the right of such party thereafter to enforce each and every such provision. No waiver of any breach of this Forbearance Agreement shall be held to constitute a waiver of any other or subsequent breach.

          12. Without limiting any provisions of the Face Amount Certificate Agreement and the other Transaction Documents, the Issuer agrees to pay on demand all reasonable costs and out-of-pocket legal fees and expenses of FNBC, individually and as Agent (including without limitation such fees and expenses of Sidley & Austin and internal lawyers for FNBC), in connection with the negotiation, preparation, execution, delivery and enforcement of this Forbearance Agreement.

          13. This Forbearance Agreement is solely for the benefit of the parties hereto and is not intended to confer upon any other third party any rights or benefits.

          IN WITNESS WHEREOF, this Forbearance Agreement has been duly executed as of the date first above-written.


                                312 CERTIFICATE COMPANY

                                By: /s/ Craig A. Hawley
                                   --------------------------------------------
                                Name: Craig A. Hawley
                                Title: General Counsel

                                INTEGRITY CAPITAL ADVISORS, INC.

                                By: /s/
                                   --------------------------------------------
                                Name:
                                Title:

                                INTEGRITY LIFE INSURANCE COMPANY

                                By: /s/
                                   --------------------------------------------
                                Name:
                                Title:

                                INTERNATIONAL SECURITIZATION
                                CORPORATION

                                By:
                                   --------------------------------------------
                                Name:
                                Title:



SIGNATURE PAGE TO FORBEARANCE AGREEMENT

          IN WITNESS WHEREOF, this Forbearance Agreement has been duly executed as of the date first above-written.

                                312 CERTIFICATE COMPANY

                                By:
                                   --------------------------------------------
                                Name:
                                Title:

                                INTEGRITY CAPITAL ADVISORS, INC.

                                By:
                                   --------------------------------------------
                                Name:
                                Title:

                                INTEGRITY LIFE INSURANCE COMPANY

                                By:
                                   --------------------------------------------
                                Name:
                                Title:

                                INTERNATIONAL SECURITIZATION
                                CORPORATION

                                By: /s/ Stephanie Wolf
                                   --------------------------------------------
                                Name: Stephanie Wolf
                                Title: Authorized Signatory



SIGNATURE PAGE TO FORBEARANCE AGREEMENT

                                THE FIRST NATIONAL BANK OF
                                CHICAGO, as Agent, Liquidity
                                Provider and Letter of Credit Bank

                                By: /s/ Stephanie Wolf
                                   --------------------------------------------
                                Name: Stephanie Wolf
                                Title: First Vice President

                                DEUTSCHE BANK AG, NEW YORK AND
                                CAYMAN ISLANDS BRANCHES,
                                as a Liquidity Provider

                                By:
                                   --------------------------------------------
                                Name:
                                Title:

                                FIRSTAR BANK, N.A.,
                                as a Liquidity Provider

                                By:
                                   --------------------------------------------
                                Name:
                                Title:



SIGNATURE PAGE TO FORBEARANCE AGREEMENT

                                THE FIRST NATIONAL BANK OF
                                CHICAGO, as Agent, Liquidity
                                Provider and Letter of Credit Bank

                                By:
                                   --------------------------------------------
                                Name:
                                Title:

                                DEUTSCHE BANK AG, NEW YORK AND
                                CAYMAN ISLANDS BRANCHES,
                                as a Liquidity Provider

                                By:  /s/  Alan Krouk       /s/ John S. McGill
                                   --------------------------------------------
                                Name:     Alan Krouk             John S. McGill
                                Title: Assistant Vice President      Director

                                FIRSTAR BANK, N.A.,
                                as a Liquidity Provider

                                By:
                                   --------------------------------------------
                                Name:
                                Title:



SIGNATURE PAGE TO FORBEARANCE AGREEMENT

                                THE FIRST NATIONAL BANK OF
                                CHICAGO, as Agent, Liquidity Provider and
                                Letter of Credit Bank

                                By:
                                   --------------------------------------------
                                Name:
                                Title:

                                DEUTSCHE BANK AG, NEW YORK AND
                                CAYMAN ISLANDS BRANCHES,
                                as a Liquidity Provider

                                By:
                                   --------------------------------------------
                                Name:
                                Title:

                                FIRSTAR BANK, N.A.,
                                as a Liquidity Provider

                                By: /s/ Toby B. Raw
                                   --------------------------------------------
                                Name: Toby B. Raw
                                Title: AVP



SIGNATURE PAGE TO FORBEARANCE AGREEMENT